SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                       1-655                42-0401785
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  (STATE OR OTHER JURISDICTION      (COMMISSION FILE         (IRS EMPLOYER
         OF INCORPORATION)               NUMBER)         IDENTIFICATION NUMBER)

     403 WEST FOURTH STREET NORTH, NEWTON IOWA                    50208
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 8.01         Other Events.
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     In its third quarter Conference Call remarks, Maytag indicated that third quarter Core 5 industry growth was 3.8 percent compared to the prior year. After incorporating Association of Home Appliance Manufacturers (AHAM) adjustments, the industry's Core 5 appliance unit shipment growth was 4.7 percent. Maytag's unit shipments, which grew 4.1 percent in the third quarter, were, therefore, slightly below the industry growth. After incorporating similar adjustments for the second quarter, Maytag's second quarter shipments were in line with industry growth, rather than exceeding industry growth as referenced in the remarks.

Item 9.01         Financial Statements and Exhibits
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                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2005

                                    MAYTAG CORPORATION


                                    By:      /s/ Patricia Martin
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                                        Name:     Patricia Martin
                                        Title:    Vice President, Secretary &
                                                  Deputy General Counsel